THE HARTFORD MUTUAL FUNDS

                       CLASS A, CLASS B AND CLASS C SHARES

                                              PROSPECTUS
                                              MARCH 1, 2008 (AS SUPPLEMENTED
                                              JULY 25, 2008)


AS WITH ALL MUTUAL       THE HARTFORD CHECKS AND BALANCES FUND
FUNDS, THE
SECURITIES AND
EXCHANGE COMMISSION
HAS NOT APPROVED OR
DISAPPROVED THESE
SECURITIES OR PASSED
UPON THE ADEQUACY OF
THIS PROSPECTUS. ANY
REPRESENTATION TO
THE CONTRARY IS A
CRIMINAL OFFENSE.



                       THE HARTFORD MUTUAL FUNDS
                       P.O. BOX 64387
                       ST. PAUL, MN 55164-0387

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                     [This page is intentionally left blank]

CONTENTS
--------------------------------------------------------------------------------


Introduction                Introduction                                         2
A summary of the            The Hartford Checks and Balances Fund
fund's                                                                           3
goals, principal
  strategies,
main risks,
  performance and
expenses
Description of other        Investment strategies and investment matters         7
investment                  Terms used in this Prospectus
strategies and                                                                  10
investment risks
Investment manager          Management of the fund
and                                                                             13
management fee
information
Information on your         About your account
account                                                                         15
                            Choosing a share class                              15
                            How sales charges are calculated                    17
                            Sales charge reductions and waivers                 18
                            Opening an account                                  23
                            Buying shares                                       25
                            Selling shares                                      27
                            Transaction policies                                31
                            Dividends and account policies                      35
                            Additional investor services                        36
Further information         Financial highlights
on the                                                                          39
fund                        Fund code, CUSIP number and symbol                  43
                            For more information                                44




THE HARTFORD MUTUAL FUNDS                                                      1

INTRODUCTION
--------------------------------------------------------------------------------

This prospectus relates to the Class A, Class B and Class C shares of the fund.

The fund also offers Class I shares only through advisory fee-based wrap programs sponsored by financial intermediaries having a selling, administration or any similar agreement with the fund, pursuant to a separate prospectus describing that class.

The fund is a diversified fund.

The fund is referred to as a "fund of funds," and diversifies its assets by investing in the Class Y shares of several other Hartford Mutual Funds (as described below under "Principal Investment Strategy," the "Underlying Funds").

The fund is a series of The Hartford Mutual Funds, Inc.

Information on the fund, including risk factors, can be found on the pages following this introduction.

The investment manager to the fund is Hartford Investment Financial Services, LLC ("HIFSCO"). HIFSCO administers the asset allocation program and provides portfolio management for the fund. Information regarding HIFSCO is included under the section entitled "Management of the Fund" in this prospectus.

MUTUAL FUNDS ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. BECAUSE YOU COULD LOSE MONEY BY INVESTING IN THE FUND, BE SURE TO READ ALL RISK DISCLOSURES CAREFULLY BEFORE INVESTING.



2                                                      THE HARTFORD MUTUAL FUNDS

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THE HARTFORD CHECKS AND BALANCES FUND
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INVESTMENT GOAL.  The Hartford Checks and Balances Fund seeks long-term capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGY. The fund seeks its goal through investment in a combination of Hartford Mutual Funds ("Underlying Funds"): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The fund will make equal allocations (one-third each) of its assets to the Underlying Funds. The fund's asset allocation and rebalancing strategy provides a system of "checks and balances" that provides diversification and prevents a single investment strategy from dominating the fund. The fund will not be actively managed, and the fund's assets will be rebalanced back to one-third each as soon as reasonably practicable whenever the fund's investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Underlying Funds use a broad array of investment strategies, and may invest in a wide variety of instruments. Each Underlying Fund's investment goal and principal investment strategy are summarized below. The fund may add to or change the Underlying Funds in which the fund invests without the approval of shareholders. For further details regarding each of the Underlying Funds, please refer to the section in this prospectus entitled "Investment Goal and Principal Investment Strategies of the Underlying Funds".

The Hartford Capital Appreciation Fund's goal is growth of capital. The Fund seeks its goal by investing primarily in stocks selected on the basis of potential for capital appreciation. The fund normally invests at least 65% of its total assets in common stocks of medium and large companies. The fund may invest up to 35% of its total assets in securities of foreign issuers and non-dollar securities, including companies that conduct their principal business activities in emerging markets or whose securities are traded principally on exchanges in emerging markets. Due to its current size, the fund will generally not invest in securities of issuers with market capitalizations less than $2 billion.

The Hartford Dividend and Growth Fund's goal is a high level of current income consistent with growth of capital. The Fund invests primarily in a diversified portfolio of common stocks that typically have above average dividend yields and whose prospects for capital appreciation are considered favorable by its sub-adviser. Under normal market and economic conditions at least 65% of the fund's total assets are invested in dividend-paying equity securities. The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities. The fund tends to focus on securities of larger, well-established companies with market capitalizations similar to those of companies in the S&P 500 Index. The fund's portfolio is broadly diversified by industry and company. As a key component of its fundamental analysis, the fund's sub-adviser evaluates a company's ability to sustain and potentially increase its dividend payments. The fund also favors securities that appear to be undervalued in the marketplace.

The Hartford Total Return Bond Fund's goal is a competitive total return, with income as a secondary objective. The Fund, under normal circumstances, invests at least 80% of its assets in bonds. Bonds in which the fund invests include (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign governments or corporations); (3) asset-backed and mortgage-related securities; and (4) securities issued or guaranteed as to principal or interest by a sovereign government or one of its agencies or political subdivisions, supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers. The fund normally invests at least 70% of its portfolio in investment grade debt securities. The fund may invest up to 20% of its total assets in securities rated below investment grade. Any security rated "Ba" or lower by Moody's, "BB" or lower by S&P or

THE HARTFORD MUTUAL FUNDS                                                      3

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                                           THE HARTFORD CHECKS AND BALANCES FUND
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"BB" or lower by Fitch or securities which, if unrated, are determined by
Hartford Investment Management Company ("Hartford Investment Management") to be of comparable quality, are below investment grade. Securities rated below investment grade are commonly referred to as "junk bonds". The fund may also invest up to 15% of its total assets in bank loans or loan participation interests in secured (including second lien loans -- secured loans with a claim on collateral subordinate to a senior lender's claim on such collateral) or unsecured variable, fixed or floating rate loans to corporations, partnerships and other entities (including loans of foreign borrowers and loans denominated in foreign currency).

The Hartford Total Return Bond Fund invests at least 65% of its total assets in debt securities with a maturity of at least one year. There is no other limit on the maturity of bonds held by the fund or the average maturity of the fund's portfolio. The fund may invest up to 15% of its total assets in preferred stocks, convertible securities, and securities accompanied by warrants to purchase equity securities. The fund will not invest in common stocks directly, but may retain, for reasonable periods of time, common stocks acquired upon conversion of debt securities or upon exercise of warrants acquired with debt securities. The fund may invest up to 30% of its total assets in debt securities of foreign issuers and up to 10% of its total assets in non-dollar securities. The fund may trade securities actively.

MAIN RISKS. The fund's investment performance and its ability to achieve its investment goal is directly related to the performance of the Underlying Funds. Each Underlying Fund's performance, in turn, depends on the particular securities in which that Underlying Fund invests. Accordingly, the fund is subject to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. These risks include, among others, stock fund risk, foreign investment risk, value investing risk, interest rate risk and credit risk. You could lose money as a result of your investment.

As with most stock funds, the value of your investment may go down in response to overall stock market movements and trends.

Foreign investments may be more risky than domestic investments. Investments in securities of foreign issuers and non-dollar securities may be affected by fluctuations in currency exchange rates, incomplete or inaccurate financial information on companies, social upheavals and political actions ranging from tax code changes to governmental collapse.

Following a value orientation towards investing entails special risks. Overlooked or otherwise undervalued securities entail a significant risk of never attaining their potential value.

Because the fund, through an Underlying Fund, may invest in small- and mid-sized companies, its performance may be more volatile than that of a fund that invests primarily in larger companies. Stocks of small- or mid-sized companies may be more risky than stocks of larger companies. These companies may be young and have more limited operating or business history. Because these businesses frequently rely on narrow product lines and niche markets, they can suffer severely from isolated business setbacks. Small- or mid-sized company stocks as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks.

Interest rate risk refers to the possibility that your investment may go down in value when interest rates rise. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.

Credit risk refers to the possibility that the issuing company may not be able to pay interest and principal when due. In addition, the fund could lose money if any bonds it owns, through the Underlying Funds, are downgraded in credit rating or go into default.

Income risk is the potential for a decline in the fund's income due to falling interest rates.


4                                                      THE HARTFORD MUTUAL FUNDS

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                                           THE HARTFORD CHECKS AND BALANCES FUND
--------------------------------------------------------------------------------

The fund, through an Underlying Fund, is subject to the possibility that, under certain circumstances, especially during periods of falling interest rates, a bond issuer will "call" -- or repay -- its bonds before their maturity date. The fund, through an Underlying Fund, may then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Because the fund, through an Underlying Fund, may invest in mortgage- and asset-backed securities, it is subject to prepayment risk and extension risk. Similar to call risk, prepayment risk is the risk that falling interest rates could cause faster than expected prepayments of the mortgages and loans underlying the fund's mortgage- and asset-backed securities. These prepayments pass through to the fund, which must reinvest them at a time when interest rates on new mortgage- and asset-backed investments are falling, reducing the fund's income. Extension risk is the risk that rising interest rates could cause mortgage and loan prepayments to slow, which could increase the interest rate sensitivity of the fund's mortgage- and asset-backed securities. If the fund, through an Underlying Fund, purchases mortgage-backed or asset-backed securities that are "subordinated" to other interests in the same mortgage pool, the fund, through an Underlying Fund, as a holder of those securities may only receive payments after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the fund, through an Underlying Fund, as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.



THE HARTFORD MUTUAL FUNDS                                                      5

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                                           THE HARTFORD CHECKS AND BALANCES FUND
--------------------------------------------------------------------------------

PAST PERFORMANCE. Because the fund has been in operation for less than one full calendar year, no performance history has been provided.

YOUR EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. HIFSCO will not charge a management fee because the fund is not actively managed. The fund will indirectly bear a pro rata share of fees and expenses incurred by the Underlying Funds in which the fund is invested. The fund's pro rata portion of the cumulative expenses charged by the Underlying Funds is listed in the table below and is calculated as a percentage of the fund's average net assets. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund's assets among the Underlying Funds and the actual expenses of the Underlying Funds.

                                                          CLASS A       CLASS B      CLASS C
SHAREHOLDER FEES
  (fees paid directly from your investment)
  Maximum sales charge (load) imposed on purchases as a
  percentage of offering price                             5.50%          None         None
  Maximum deferred sales charge (load) (as a percentage
  of purchase price or redemption proceeds, whichever
  is less)                                                  None(1)      5.00%        1.00%
  Exchange fees                                             None          None         None
ANNUAL OPERATING EXPENSES
  (expenses that are deducted from the fund's assets)
  Management fees                                           None          None         None
  Distribution and service (12b-1) fees                    0.25%(2)      1.00%        1.00%
  Other expenses(3)                                        0.16%         0.22%        0.15%
  Acquired Fund fees and expenses(4)                       0.65%         0.65%        0.65%
  Total annual operating expenses(5)                       1.06%         1.87%        1.80%



(1) A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares that were purchased without a front-end sales charge. See "About Your Account: How Sales Charges are Calculated."
(2) The Rule 12b-1 plan applicable to Class A shares of the fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the fund has currently authorized Rule 12b-1 payments of only up to 0.25%.
(3) "Other Expenses" are estimated for the current fiscal year and include transfer agent fees, custodial fees, accounting, legal and other expenses that the fund pays.
(4) "Acquired Fund fees and expenses" are based on estimated amounts for the current fiscal year.
(5) HIFSCO has contractually agreed to reimburse expenses (exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual operating expenses for Class A shares, Class B shares and Class C shares at 1.15%, 1.90 and 1.90%, respectively. In addition, HASCO, the fund's transfer agent, has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of the average daily net assets per fiscal year for all classes. Each contractual arrangement will remain in effect until February 28, 2009, and shall renew automatically for one-year terms unless HIFSCO or HASCO, respectively, provides written notice of termination of the expense reimbursement agreements to the Board of Directors of the fund.

EXAMPLE. These examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the fund for the time periods indicated. The examples also assume that your investment has a 5% return each year, that the fund's operating expenses remain the same, including the same Underlying Fund fees and expenses as listed in the fee table, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

You would pay the following expenses if you redeemed your shares at the end of each period:

EXPENSES (WITH REDEMPTION)                                    CLASS A    CLASS B    CLASS C
  Year 1                                                        $652       $690       $283
  Year 3                                                        $869       $888       $566


You would pay the following expenses if you did not redeem your shares:

EXPENSES (WITHOUT REDEMPTION)                                 CLASS A    CLASS B    CLASS C
  Year 1                                                        $652       $190       $183
  Year 3                                                        $869       $588       $566





6                                                      THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENT RISKS GENERALLY

Many factors affect the fund's performance. There is no assurance that the fund will achieve its investment goal (investment objective), and investors should not consider any one fund alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in the fund.

The fund's share price changes daily based on the performance of the Underlying Funds in which it invests. The ability of the fund to meet its investment goal (or objective) is directly related to its target asset allocation among the Underlying Funds and the ability of those Underlying Funds to meet their investment goals (or objectives). Each of the Underlying Funds in which the fund invests is permitted a wide range of investment techniques. The Underlying Funds' risks are determined by the nature of the securities held and the portfolio management strategies used by the Underlying Funds. Because the fund invests in the Underlying Funds, the Underlying Funds' portfolio management strategies and the attendant risks will affect shareholders of the fund in direct proportion to the amount of assets the fund allocates to each Underlying Fund.

The different types of securities, investments, and investment techniques used by the fund (or the Underlying Funds) all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation, and an investment in any stock is subject to, among other risks, the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). The fund may invest in equity securities (through certain Underlying Funds) as part of its principal investment strategy. With respect to debt securities, there exists, among other risks, the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt instruments and other income-bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The fund (through certain Underlying Funds) may invest in debt securities as part of its principal investment strategy. As described below, an investment in the fund entails special additional risks.
 USE OF MONEY MARKET INVESTMENTS FOR TEMPORARY DEFENSIVE PURPOSES

From time to time, as part of its principal investment strategy, the fund may invest some or all of its assets in cash or high quality money market securities for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent the fund is in a defensive position, the fund may lose the benefit of market upswings and limit its ability to meet its investment objective.
 USE OF OPTIONS, FUTURES AND
 OTHER DERIVATIVES

The fund (through certain Underlying Funds) may purchase and sell options, enter into futures contracts and/or utilize other derivative contracts and securities with respect to stocks, bonds, groups of securities (such as financial indices), foreign currencies, interest rates or inflation indices. These techniques permit the fund (through certain Underlying Funds) to gain exposure to a particular security, group of securities, interest rate, foreign currency or index, and thereby have the potential for the fund to earn returns that are similar to those which would be earned by direct investments in those securities or instruments.

These techniques are also used to seek to manage risk by hedging an Underlying Fund's portfolio investments. Hedging techniques may not always be available to an Underlying Fund, and it may not always be feasible for an Underlying Fund to use hedging techniques even when they are available.

THE HARTFORD MUTUAL FUNDS                                                      7

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INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


Also, even if used, hedging techniques may not be successful.

Derivatives have risks, however. If the issuer of the derivative instrument does not pay the amount due, the fund (through an Underlying Fund) could lose money on the instrument. In addition, the underlying security or investment on which the derivative is based, or the derivative itself, may not perform the way an Underlying Fund's manager expected. As a result, the use of these techniques may result in losses to the fund (through an Underlying Fund) or increase volatility in the fund's performance. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed (i.e., they result in leverage). Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. The use of derivatives is a principal investment strategy for the Total Return Bond Fund.
 FOREIGN INVESTMENTS

The fund (through certain Underlying Funds) may invest in securities and loans of foreign issuers and borrowers and non-dollar securities and loans.

Investments in the securities of foreign issuers, loans of foreign borrowers and non-dollar securities and loans involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or loans or securities or loans of domestic issuers or borrowers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations. Some foreign stock markets (and other securities or loan markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets), and securities of some foreign issuers and loans of foreign borrowers may be less liquid than securities or loans of comparable domestic issuers or borrowers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities or loan transactions, thus making it difficult to execute such transactions. The inability of the fund (through an Underlying Fund) to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio loans or securities or other investments due to settlement problems could result either in losses to the fund due to subsequent declines in value of the portfolio investment or, if the fund (through an Underlying Fund) has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers and borrowers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer or foreign borrower than about a domestic one. In addition, there may be less government regulation of stock exchanges, brokers, and listed and unlisted issuers and borrowers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the fund (through an Underlying Fund), or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.


8                                                      THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 INVESTMENTS IN EMERGING MARKETS

The fund (through certain Underlying Funds) may invest in emerging markets.

The securities markets of Asian, Latin American, Eastern European, African and other emerging countries are generally less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in equity securities of issuers located in Russia and certain other emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. The fund (through certain Underlying Funds) may also utilize derivative instruments, such as equity linked securities, to gain exposure to certain emerging markets, but not as a principal investment strategy. These risks are not normally associated with investments in more developed countries.
 SMALL CAPITALIZATION COMPANIES

The fund (through certain Underlying Funds), may invest in securities of small capitalization companies.

Historically, small market capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger market capitalization stocks often included in the S&P 500 Index. As a result, investing in the securities of such companies involves greater risk and the possibility of greater portfolio price volatility. Among the reasons for the greater price volatility of these small company and unseasoned stocks are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such stocks. Small company stocks are frequently thinly traded and may have to be sold at a discount from current market prices or sold in small lots over an extended period of time. Small companies also often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. The transaction costs associated with small company stocks are often higher than those of larger capitalization companies.
 OTHER INVESTMENT COMPANIES

The fund, as well as the Underlying Funds, may invest in securities of other investment companies, including exchange traded funds (ETFs), subject to statutory limitations prescribed by the Investment Company Act of 1940, as amended. These limitations include in certain circumstances a prohibition on the fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs' shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The fund may rely on these exemptive orders to invest in unaffiliated ETFs.

Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a fund could lose money investing in an ETF. In addition, as with traditional mutual funds, ETFs charge asset-based fees. The funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the funds invest. Moreover, ETFs

THE HARTFORD MUTUAL FUNDS                                                      9

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INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------


are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF's shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
 RISKS OF ILLIQUID SECURITIES

The fund, as well as the Underlying Funds, may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value.

Securities purchased by a fund, particularly debt securities and over-the-counter traded securities, that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are becoming more and more complex and interrelated, so that events in one sector of the market or the economy, or in one geographical region, can reverberate and have negative consequences for other market, economic or regional sectors in a manner that may not be reasonably foreseen. With respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If one or more instruments in a fund's portfolio become illiquid, the fund may exceed its 15 percent limitation in illiquid instruments. In the event that changes in the portfolio or other external events cause the investments in illiquid instruments to exceed 15 percent of the fund's net assets the fund must take steps to bring the aggregate amount of illiquid instruments back within the prescribed limitations as soon as reasonably practicable. This requirement would not force the fund to liquidate any portfolio instrument where the fund would suffer a loss on the sale of that instrument. In cases where no clear indication of the value of the fund's portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Directors. These cases include, among others, situations where the secondary markets on which a security has previously been traded are no longer viable for lack of liquidity. The value of illiquid securities may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists, and thus negatively affect a fund's NAV. For more information on fair valuation, please see "Transaction Policies -- Valuation of Shares."
 ABOUT THE FUND'S INVESTMENT GOAL

The fund's investment goal (or objective) may be changed without approval of the shareholders of the fund. The fund may not be able to achieve its goal. The fund's prospectus will be updated prior to any change in the fund's investment goal (or objective).

 TERMS USED IN THIS PROSPECTUS

Equity securities: Equity securities include common stock, preferred stock, securities convertible into common or preferred stock and warrants or rights to acquire common stock, including options.

Foreign issuers and foreign borrowers: Foreign issuers and foreign borrowers include (1) companies organized outside the United States; (2) foreign governments and agencies or instrumentalities of foreign governments; and (3) issuers and borrowers whose economic fortunes and risks are primarily linked with markets outside the United States. Certain companies organized outside the United States may not be deemed to be foreign issuers or borrowers if the issuer's or borrower's economic fortunes and risks are primarily linked with U.S. markets.


10                                                     THE HARTFORD MUTUAL FUNDS

                                    INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

Non-dollar securities and loans: Securities and loans denominated or quoted in foreign currency or paying income in foreign currency.
 "FUND OF FUNDS" STRUCTURE

The term "fund of funds" is used to describe mutual funds, such as Checks and Balances Fund, that pursue their investment objectives by investing in other mutual funds. By investing in the fund, you will indirectly bear fees and expenses charged by the Underlying Funds in which the fund invests, in addition to the funds' direct fees and expenses. Your cost of investing in the fund, therefore, may be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

In addition, the use of a fund-of-funds structure could affect the timing, amount and character of distributions to you from an Underlying Fund for investments you make directly in the Underlying Fund. For example, HIFSCO may change the current asset allocation strategy among the Underlying Funds, or may invest in different funds, from time to time if it believes that doing so would better enable the fund to pursue its investment goal. The fund's assets will be rebalanced back to one-third each as soon as reasonably practicably whenever the fund's investment in any single Underlying Fund deviates from the target allocation by more than 5%. The effect of rebalancing on the fund and the Underlying Funds may increase transaction costs. However, HIFSCO attempts to minimize these costs. These transactions could increase or decrease the amount of gains, and could also affect the timing, amount and character of distributions.

It is the policy of HIFSCO to manage the fund in the best interests of its shareholders and to conduct the investment program for the fund without taking into account the profitability of any Underlying Fund or affiliate. However, management of the fund entails special potential conflicts of interest for HIFSCO because the fund invests in affiliated Underlying Funds. In general, certain of the Underlying Funds are more profitable to Hartford Life Insurance Company and/or its affiliates than others. HIFSCO may therefore have an incentive to allocate more of the fund's assets to the more profitable of these Underlying Funds, and fewer assets to the less profitable of these Underlying Funds. To mitigate such conflicts HIFSCO has implemented various portfolio reporting and monitoring processes, including the implementation of a conflicts of interest policy overseen by the fund's Board of Directors.
 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

The fund (through certain Underlying Funds) may invest in various securities and engage in various investment techniques that are not the principal focus of the fund and, therefore, are not described in this prospectus. These securities and techniques, together with their risks, are discussed in the funds' Combined Statement of Additional Information ("SAI") which may be obtained free of charge by contacting the fund (see back cover for address, phone number and website address).
 CONSEQUENCES OF PORTFOLIO TRADING PRACTICES

The Underlying Funds may, at times, engage in short-term trading. Short-term trading could produce higher brokerage expenses for the fund and higher taxable distributions to the fund's shareholders and therefore could adversely affect the fund's performance. The fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax adviser for individual tax advice.


THE HARTFORD MUTUAL FUNDS                                                     11

INVESTMENT STRATEGIES AND INVESTMENT MATTERS
--------------------------------------------------------------------------------

 DISCLOSURE OF PORTFOLIO HOLDINGS

The fund and the Underlying Funds will disclose their complete calendar month-end portfolio holdings on the funds' website at www.hartfordinvestor.com no earlier than 30 calendar days after the end of each month. The funds also will disclose on the funds' website no earlier than 15 days after the end of each month (i) the ten issuers that together constitute the largest portion of each fund's assets (in the case of funds that invest only in fixed income instruments); or (ii) each fund's largest ten holdings (in the case of other funds). A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' SAI.





12                                                     THE HARTFORD MUTUAL FUNDS

                                                          MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

 THE INVESTMENT MANAGER

HIFSCO is the investment manager to the fund and the Underlying Funds. HIFSCO is a wholly-owned, indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut financial services company with over $426.7 billion in assets as of December 31, 2007. At the same time, HIFSCO had over $53.3 billion in assets under management. HIFSCO is responsible for the management of the fund and administers the asset allocation program for the fund. HIFSCO is principally located at 200 Hopmeadow Street, Simsbury, Connecticut 06089.
 THE INVESTMENT SUB-ADVISERS

Hartford Investment Management Company ("Hartford Investment Management") is the investment sub-adviser to the Total Return Bond Fund. Hartford Investment Management is a professional money management firm that provides services to investment companies, employee benefit plans, its affiliated insurance companies and other institutional accounts. Hartford Investment Management is a wholly-owned subsidiary of The Hartford. As of December 31, 2007, Hartford Investment Management had investment management authority over approximately $148.7 billion in assets. Hartford Investment Management is principally located at 55 Farmington Avenue, Hartford, Connecticut 06105.

Wellington Management Company, LLP ("Wellington Management") is the investment sub-adviser to the Capital Appreciation Fund and the Dividend and Growth Fund. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.
 SOFT DOLLAR PRACTICES

The sub-advisers are responsible for the day-to-day portfolio management activities of the Underlying Funds they sub-advise, including effecting securities transactions. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), the sub-advisers, including Hartford Investment Management, may obtain "soft dollar" benefits in connection with the execution of transactions for the Underlying Funds. Each sub-adviser may cause an Underlying Fund to pay a broker-dealer an amount in excess of the amount that another broker-dealer would have charged for the same transaction, in exchange for "brokerage and research services" (as defined in the 1934 Act). Neither the management fees nor the sub-advisory fees are reduced because the sub-advisers receive these products and services. These products and services may be of value to the sub-advisers in advising their clients (including the Underlying Funds), although not all of these products and services are necessarily useful and of value in managing the Underlying Funds. These products and services may include research reports, access to management personnel, financial newsletters and trade journals, seminar and conference fees, quantitative analytical software, data services, communication services relating to (or incidental to) the execution, clearing and settlement of securities transactions, post-trade services relating to functions incidental to trade execution, and other products and services that are permitted under Section 28(e), as interpreted by the SEC from time to time. In certain instances, these products and services may have additional uses that are not related to brokerage or research. For such "mixed use" items, in accordance with SEC guidance, the sub-adviser will make a reasonable allocation of the cost of the item according to its expected use, and will pay for that portion of the item that does not have a

THE HARTFORD MUTUAL FUNDS                                                     13

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

brokerage or research-related component out of its own pocket.
 MANAGEMENT FEES

For the fiscal year ended October 31, 2007, the fund paid a management fee to HIFSCO of 0.00%.

A discussion regarding the basis for the Board of Directors' approval of the investment management and investment sub-advisory agreement of the fund is available in the fund's annual report to shareholders covering the fiscal year ended October 31, 2007.
 PORTFOLIO MANAGER OF THE FUND

The following persons or teams have had primary responsibility for the day-to-day management of the fund's portfolio since the date stated below. The fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the fund.

The fund is managed by HIFSCO's Investment Oversight Committee, overseen by Vernon Meyer.

Vernon J. Meyer, Vice President of HIFSCO and Chairman of the HIFSCO Investment Oversight Committee, has overseen the management of the fund since its inception
(2007). Mr. Meyer has over 18 years of professional investment experience managing the money manager evaluation, selection and overall due diligence process. Prior to joining The Hartford in 2004, Mr. Meyer served as a vice president and managing director of MassMutual.



14                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

 CHOOSING A SHARE CLASS

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. The fund also offers Class I shares to certain qualified investors pursuant to separate prospectuses describing those classes. Effective July 1, 2007, Class A shares and Class B shares will no longer be available to employer-sponsored retirement plans unless those plans had included (or were offered) those funds on or before June 30, 2007. This does not apply to individual retirement accounts (SAR-SEP, ROTH, SEP, SIMPLE, Traditional). Your financial representative can help you decide. For actual past expenses of each share class, see the information earlier in this prospectus.

Each class has adopted a Rule 12b-1 plan which allows the class to pay distribution fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Purchases of Class B shares are subject to a total account value limitation at the time of purchase of $99,999, and purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) have a total value equal to $99,999 for Class B share purchases or $999,999 for Class C share purchases, you will not be able to purchase Class B or Class C shares, as applicable. For the purpose of determining your total account value, existing accounts for all share classes held with the Distributor (except Class R3, R4 and R5) that are linked under a LOI or ROA will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits.
 CLASS A

- Front-end sales charges, as described under the subheading "How Sales Charges are Calculated".

- Distribution and service (12b-1) fees of 0.25%.(1)

(1) The Rule 12b-1 plan applicable to Class A shares of each fund provides for payment of a Rule 12b-1 fee of up to 0.35%; however, the Board of Directors of the funds has currently authorized Rule 12b-1 payments of only up to 0.25%.
 CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A deferred sales charge, as described on the following page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.
 CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A 1.00% contingent deferred sales charge on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.
 DISTRIBUTION ARRANGEMENTS

HIFSCO serves as the principal underwriter for the fund pursuant to Underwriting Agreements initially approved by the Board of Directors of The Hartford Mutual Funds, Inc. (the "Company").

THE HARTFORD MUTUAL FUNDS                                                     15

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

HIFSCO is a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"). Shares of the fund are continuously offered and sold by selected broker-dealers who have selling agreements with HIFSCO. Such selected broker-dealers may designate and authorize other financial intermediaries to offer and sell shares of each fund. Except as discussed below, HIFSCO bears all the expenses of providing services pursuant to the Underwriting Agreements including the payment of the expenses relating to the distribution of prospectuses for sales purposes as well as any advertising or sales literature. HIFSCO is not obligated to sell any specific amount of shares of any fund.
 DISTRIBUTION PLANS

The Company, on behalf of the fund, has adopted a separate distribution plan (the "Plan") for each of the Class A, Class B and Class C shares of the fund pursuant to appropriate resolutions of the Company's Board of Directors in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA market conduct rules concerning asset-based sales charges.

CLASS A PLAN Pursuant to the Class A Plan, the fund may compensate HIFSCO for its expenditures in financing any activity primarily intended to result in the sale of fund shares and for maintenance and personal service provided to existing Class A shareholders. The expenses of the fund pursuant to the Class A Plan are accrued on a fiscal year basis and may not exceed, with respect to the Class A shares of the fund, the annual rate of 0.35% of the fund's average daily net assets attributable to Class A shares. However, the Company's Board of Directors has currently authorized Rule 12b-1 payments of only up to 0.25% of the fund's average daily net assets attributable to Class A shares. The entire amount of the fee may be used for shareholder servicing expenses with the remainder, if any, used for distribution expenses. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class A Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts.

CLASS B PLAN Pursuant to the Class B Plan, the fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class B shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class B Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class B shares.

CLASS C PLAN Pursuant to the Class C Plan, the fund may pay HIFSCO a fee of up to 1.00% of the average daily net assets attributable to Class C shares, 0.75% of which is a fee for distribution financing activities and 0.25% of which is for shareholder account services. HIFSCO will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation for such advance, HIFSCO may retain the service fee paid by the fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Brokers may from time to time be required to meet certain

16                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


other criteria in order to receive service fees. HIFSCO or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by HIFSCO or its affiliates for shareholder accounts. The Class C Plan also provides that HIFSCO will receive all contingent deferred sales charges attributable to Class C shares.

GENERAL Distribution fees paid to HIFSCO may be spent on any activities or expenses primarily intended to result in the sale of the Company's shares including: (a) payment of initial and ongoing commissions and other compensation payments to brokers, dealers, financial institutions or others who sell the fund's shares, (b) compensation to employees of HIFSCO, (c) compensation to and expenses, including overhead such as communications and telephone, training, supplies, photocopying and similar types of expenses, of HIFSCO incurred in the printing and mailing or other dissemination of all prospectuses and statements of additional information, (d) the costs of preparation, printing and mailing of reports used for sales literature and related expenses, i.e., advertisements and sales literature, and (e) other distribution-related expenses and for the provision of personal service and/or the maintenance of shareholder accounts. These Plans are considered compensation type plans which means that the fund pays HIFSCO the entire fee regardless of HIFSCO's expenditures. Even if HIFSCO's actual expenditures exceed the fee payable to HIFSCO at any given time, the fund will not be obligated to pay more than that fee.

The Plans were adopted by a majority vote of the Board of Directors of the Company, including at least a majority of directors who are not interested persons of the fund as defined in the 1940 Act. A Plan may be terminated at any time by vote of the majority of the directors of the board who are not interested persons of the fund. A Plan will automatically terminate in the event of its assignment.
 HOW SALES CHARGES ARE CALCULATED

CLASS A sales charges and commissions paid to dealers for the fund are listed below. The offering price includes the front-end sales load.

                                                  DEALER
                       AS A % OF    AS A %     COMMISSION AS
                        OFFERING    OF NET     PERCENTAGE OF
 YOUR INVESTMENT         PRICE    INVESTMENT  OFFERING PRICE
Less than $50,000         5.50%      5.82%         4.75%
$ 50,000 -- $ 99,999      4.50%      4.71%         4.00%
$100,000 -- $249,999      3.50%      3.63%         3.00%
$250,000 -- $499,999      2.50%      2.56%         2.00%
$500,000 -- $999,999      2.00%      2.04%         1.75%
$1 million or more(1)        0%         0%            0%


(1) Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, there is a contingent deferred sales charge
    (CDSC) of 1% on any shares sold within 18 months of purchase. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC.

The distributor may pay up to the entire amount of the sales commission to particular broker-dealers. The distributor may pay dealers of record commissions on purchases over $1 million an amount of up to 1.00% of the first $4 million, plus 0.50% of the next $6 million, plus 0.25% of share purchases over $10 million or of purchases in any amount by adviser-sold donor-advised funds. This commission schedule may also apply to certain sales of Class A shares made to investors which qualify under any of the last four categories listed under "Waivers for Certain Investors".


THE HARTFORD MUTUAL FUNDS                                                     17

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

For purchases made on or before April 30, 2007, the 1% CDSCs indicated above also may be waived where the distributor does not compensate the broker for the sale.

For retirement plans established on or after March 1, 2007, the commission schedule and 1% CDSC will not apply.

CLASS B shares are offered at their net asset value per share, without a front-end sales charge. However, you may be charged a contingent deferred sales charge
(CDSC) on shares you sell within a certain time after you bought them, as described in the tables below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. The CDSCs are as follows:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                5.00%
2nd year                                4.00%
3rd year                                3.00%
4th year                                3.00%
5th year                                2.00%
6th year                                1.00%
After 6 years                            None


CLASS C sales charges are listed below. There is no CDSC on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares:

 YEARS AFTER
 PURCHASE                                CDSC
1st year                                1.00%
After 1 year                             None


For purposes of Class B and Class C CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies, the fund redeems shares in the following order: (1) shares representing an increase over the original purchase cost, (2) shares acquired through reinvestment of dividends and capital gains distributions, (3) Class B shares held for over 6 years or Class C shares held over 1 year, and (4) Class B shares held the longest during the six-year period.

When requesting a redemption the specified dollar amount will be redeemed from your account plus any applicable CDSC. If you do not want any additional amount withdrawn from your account please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to the distributor and are used in whole or in part by the distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class A, Class B and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the fund to sell the Class B and Class C shares without a front-end sales charge being deducted, and to sell Class A shares with a 3.00%, 4.50% or 5.50% maximum sales charge, as applicable, at the time of the purchase.

Although the fund does not charge a transaction fee, you may be charged a fee by brokers or financial intermediaries for the purchase or sale of the fund's shares through that broker or financial intermediary. This transaction fee is separate from any sales charge that the fund may apply.
 SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGES There are several ways you can combine multiple purchases of Class A shares of the fund to take advantage of the breakpoints in the sales charge schedule. Please note that you or your broker must notify Hartford Administrative Services Company ("HASCO"), the fund's transfer agent, that you are

18                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

eligible for these breakpoints every time you have a qualifying transaction.

- ACCUMULATION PRIVILEGE -- lets you add the value of any shares of the fund (excluding Class R3, R4 and R5 shares) you or members of your family already own to the amount of your next Class A and Class L investment for purposes of calculating the sales charge. The fund offers to all qualifying investors rights of accumulation under which investors are permitted to purchase Class A and Class L shares of any fund of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts at the price applicable to the total of (a) the dollar amount then being purchased plus (b) an amount equal to the then-current net asset value of the purchaser's holdings of all shares of any funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts. For purposes of the rights of accumulation program, the purchaser may include all shares owned by family members. For Class A shares, the definition of family member varies depending upon when the purchaser opened the account. For accounts opened on or after August 16, 2004, a family member is the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004 for Class A shares and for all Class L shares, a family member is an owner's spouse (or legal equivalent recognized under state law), parent, grandparent, child, grandchild, brother, sister, step-family members and in-laws. As of August 16, 2004, account values invested in fixed annuity, variable annuity and variable life insurance products will no longer be considered towards the accumulation privilege for Class A, and Class L shares. Participants in retirement plans receive breakpoints at the plan level. Acceptance of the purchase order is subject to confirmation of qualification. The rights of accumulation may be amended or terminated at any time as to subsequent purchases.

- LETTER OF INTENT -- lets you purchase Class A and Class L shares of the fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may qualify for a reduced sales charge on purchases of Class A and Class L shares made within a thirteen-month period pursuant to a Letter of Intent ("LOI"). Class A and Class L shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A or Class L shareholder may include, as an accumulation credit towards the completion of such LOI, the value of all shares of all funds of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc. and SMART529 Accounts owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, HASCO will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if the indicated amount on the LOI is not purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate the investor to buy or the fund to sell the indicated amount of the LOI. If a Class A or Class L shareholder exceeds the specified amount of the LOI and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of the expiration of the LOI. The resulting difference in offering price will purchase additional Class A or Class L shares for the shareholder's account at the applicable offering price. If the specified amount of the LOI is not purchased, the shareholder shall remit to HASCO an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. If the Class A or Class L shareholder does not within twenty days after a written request by HASCO pay such difference in sales charge, HASCO will redeem an appropriate number of escrowed shares in order to realize such difference. Purchases based on a LOI may

THE HARTFORD MUTUAL FUNDS                                                     19

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


   include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your registered representative or from HASCO at 1-888-843-7824.

CDSC WAIVERS As long as the transfer agent is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

- to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated,

- because of shareholder death or disability,

- under reorganization, liquidation, merger or acquisition transactions involving other investment companies,

- for retirement plans under the following circumstances:

     (1) to return excess contributions,

     (2) hardship withdrawals as defined in the plans,

     (3) under a Qualified Domestic Relations Order as defined in the Internal Revenue Code,

     (4) to meet minimum distribution requirements under the Internal Revenue Code,

     (5) to make "substantially equal payments" as described in Section 72(t) of the Internal Revenue Code,

     (6) after separation from service for employer sponsored retirement plans, and

     (7) For Class C shares, the CDSC may be waived for withdrawals made pursuant to loans, as defined by the plan's administrator at the time of withdrawal, taken from qualified retirement plans, such as 401 (k) plans, profit-sharing and money purchase pension plans and defined benefit plans (excluding individual retirement accounts, such as Traditional, Roth, SEP or SIMPLE).

REINSTATEMENT PRIVILEGE If you sell shares of the fund, you may reinvest some or all of the proceeds in the same share class of any fund within 180 days without a sales charge, as long as the transfer agent is notified before you invest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

WAIVERS FOR CERTAIN INVESTORS Class A shares may be offered without front-end sales charges to the following individuals and institutions:

- selling broker dealers and their employees and sales representatives (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section),

- financial representatives utilizing fund shares in fee-based investment products under a signed agreement with the funds,

- present or former officers, directors and employees (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of the funds, The Hartford, the sub-advisers, the transfer agent, and their affiliates,

- welfare benefit plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

- participants in certain employer-sponsored retirement plans with at least 100 participants or $500,000 in plan assets, participants in retirement plans investing in fund shares through group variable funding agreements issued by Hartford Life Insurance Company and participants in retirement plans where Hartford Life Insurance Company or an affiliate is the plan administrator, may invest in Class A shares without any sales charge, provided they included (or were offered) the fund as an investment option on or before June 30, 2007. Such plans may continue to purchase Class A shares without any sales charge after July 1, 2007. Effective July 1, 2007, only Classes R3, R4, R5 and Y will be offered to employer-sponsored retirement

20                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


  plans that do not already own (or were offered) Class A shares,

- one or more members of a group (and their families, as defined above under the "ACCUMULATION PRIVILEGE" section) of at least 100 persons engaged, or previously engaged in a common business, profession, civic or charitable endeavor or other activity (1% CDSC applies if redeemed within 18 months),

- college savings program that is a qualified state tuition program under section 529 of the Internal Revenue Code ("529 Plan"), and

- adviser-sold donor advised funds (a 1.00% CDSC applies if redeemed within eighteen months).

In order to receive the sales charge reductions or waivers, you must notify the transfer agent of the reduction or waiver request when you place your purchase order. The transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waiver can be obtained from the transfer agent.

The fund makes available free of charge, on the fund's website at www.hartfordinvestor.com, information about sales charges and sales charge waivers. The fund's website includes links that facilitate access to this information.
 PAYMENTS TO FINANCIAL INTERMEDIARIES AND OTHER ENTITIES

This section includes additional information about commissions and other payments made by HIFSCO and its affiliates to other entities.

COMMISSIONS AND RULE 12B-1 PAYMENTS HIFSCO and its affiliates make a variety of payments to broker-dealers and financial institutions ("Financial
Intermediaries") that sell shares of the fund. HIFSCO pays commissions and Rule 12b-1 payments to Financial Intermediaries. The SAI includes information regarding commission payments and Rule 12b-1 payments by share class.

As explained in more detail below, HIFSCO and its affiliates make additional payments to Financial Intermediaries and intermediaries that provide subaccounting, administrative and/or shareholder processing services ("Servicing Intermediaries").

Commissions and other payments received by Financial Intermediaries and their affiliates can vary from one investment product to another, and therefore your Financial Intermediary may have a greater incentive to sell certain products, such as funds, rather than other products.

ADDITIONAL COMPENSATION PAYMENTS TO FINANCIAL INTERMEDIARIES HIFSCO and its affiliates make additional compensation payments out of their own assets to Financial Intermediaries to encourage the sale of the funds' shares ("Additional Payments"). These payments, which are in addition to commissions and Rule 12b-1 fees, may create an incentive for your Financial Intermediary to sell and recommend certain investment products, including the fund, over other products for which it may receive less compensation. You may contact your Financial Intermediary if you want information regarding the payments it receives.

Additional Payments to a Financial Intermediary are generally based on the average net assets of the fund attributable to that Financial Intermediary, assets held over one year by customers of that Financial Intermediary, or sales of the fund shares through that Financial Intermediary. Additional Payments may, but are normally not expected to, exceed 0.46% of the average net assets of the funds attributable to a particular Financial Intermediary. For the calendar year ended December 31, 2007, HIFSCO and its affiliates incurred approximately $43.4 million in total Additional Payments to Financial Intermediaries.

Additional Payments may be used for various purposes and take various forms, such as:

- Payments for placement of funds on a Financial Intermediary's list of mutual funds available for purchase by its customers or for including funds within a group that receives special marketing focus or are placed on a "preferred list";


THE HARTFORD MUTUAL FUNDS                                                     21

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

- "Due diligence" payments for a Financial Intermediary's examination of the funds and payments for providing extra employee training and information relating to the funds;

- "Marketing support fees" for providing assistance in promoting the sale of fund shares;

- Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

- Provision of educational programs, including information and related support materials;

- Hardware and software; and

- Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2008, HIFSCO has entered into ongoing contractual arrangements to make Additional Payments to the Financial Intermediaries listed below. HIFSCO may enter into ongoing contractual arrangement with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2007 for items such as sponsorship of meetings, education seminars and travel and entertainment, but do not have an ongoing contractual relationship, are listed in the SAI. A.G. Edwards & Sons, Inc., AIG Advisors Group, Inc., (Advantage Capital Corp., AIG Financial Advisors, American General, FSC Securities Corp., Royal Alliance Associates, Inc.), Banc West Investment Services, Cadaret Grant & Co., Inc., CCO Investment Services Corp., Charles Schwab & Co., Inc., Citigroup Global Markets, Inc., Comerica Securities, Commonwealth Financial Network, Compass Brokerage Inc., Crown Capital Securities, LP, Cuna Brokerage Services, CUSO Financial Services, L.P., Edward
D. Jones & Co., FFP Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., Frost Brokerage Services, Inc., H. Beck, Inc., Hilliard Lyons, Huntington Investment Co., IFMG Securities, Inc., ING Advisor Network (Financial Network Investment Corporation, Inc., ING Financial Partners, Inc., Multi-Financial Securities Corporation, Inc., PrimeVest Financial Services, Inc.), Investment Professionals, Inc., Janney Montgomery Scott, Jefferson Pilot Securities Corp, LaSalle Financial Services, Lincoln Financial Advisors Group, LPL Financial Corp., M&T Securities Inc., Merrill Lynch Pierce Fenner & Smith, Morgan Keegan & Company, Inc., Morgan Stanley DW Inc., NatCity Investments Inc., National Planning Holdings, Inc. (Invest Financial Corporation, Investment Centers of America, National Planning Corporation, SII Investments Inc.), Newbridge Securities, NEXT Financial Group, Inc., Oppenheimer & Co, Inc., Prime Capital Services, Inc., Raymond James & Associates Inc., Raymond James Financial Services (IM&R), RBC Dain Rauscher, RDM Investment Services, Robert W. Baird, Securities America, Inc., Sorrento Pacific Financial, Stifel, Nicolaus & Company, Inc., Summit Brokerage Services, Suntrust Investment Services, Triad Advisors, Inc., UBS Financial Services Inc., U.S. Bancorp Investments Inc., Uvest Financial Services Group, Inc., Wachovia Securities, LLC, Wells Fargo Investments, WM Financial Services, Inc., and Woodbury Financial Services, Inc. (an indirect wholly-owned subsidiary of The Hartford).

SERVICING COMPENSATION TO SERVICING INTERMEDIARIES HIFSCO or its affiliates pay Servicing Intermediaries compensation for subaccounting, administrative and/or shareholder processing services ("Servicing Payments"). Servicing Payments may act as a financial incentive for a Servicing Intermediary in choosing to provide services to one investment product, such as the funds, over other products for which it may receive a lower payment. You may contact your Servicing Intermediary if you want additional information regarding any Servicing Payments it receives.

Servicing Payments are generally based on average net assets of the fund attributable to the Servicing Intermediary. With certain limited exceptions, Servicing Payments are not expected to exceed 0.20% of the average net assets of the fund attributable to a particular Servicing Intermediary. For the year ended December 31, 2007, HIFSCO incurred approximately $440,000 in total Servicing Payments to Servicing Intermediaries and incurred Servicing Payments did not exceed $410,000 for any Servicing Intermediary.


22                                                     THE HARTFORD MUTUAL FUNDS

                                                              ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------

Servicing Payments are also paid to certain Servicing Intermediaries by HASCO out of the transfer agency fees it receives from the fund. Although some arrangements are based on average net assets attributable to the Servicing Intermediary, Servicing Intermediaries are generally paid a per account fee ranging to no more than $16 per account.

As of January 1, 2008, HIFSCO has entered into arrangements to pay Servicing Compensation to: The 401(k) Company; ACS HR Solutions, LLC; ADP Broker Dealer, Inc., American Century Investment Management, Inc.; AmeriMutual Funds Distributor, Inc.; Ameriprise Financial Services, Inc.; Benefit Plans Administrative Services, LLC; BenefitStreet, Inc.; Charles Schwab and Co., Inc.; CitiStreet, LLC; CPI Qualified Plan Consultants, Inc.; Diversified Investment Advisors, Inc.; Expert Plan, Inc.; Fidelity Investments Institutional Operations Company, Inc. & Fidelity Investments Institutional Services Company, Inc. ("Fidelity"); Fiserv Trust Company; Gold Trust Company; GWFS Equities, Inc.; Invesmart, Inc. & Invesmart Securities, LLC; International Clearing Trust Company; J.P. Morgan Retirement Plan Services, LLC; Lincoln Retirement Services Company, LLC & AMG Service Corp; Merrill Lynch Pierce Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Retirement Services, Inc.; Reliance Trust Company; Standard Retirement Services, Inc.; StanCorp Equities, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; The Retirement Plan Company, LLC; The Vanguard Group; Upromise Investments, Inc; Wells Fargo Bank, N.A.; and Wilmington Trust Company. HIFSCO may enter into arrangements with other Servicing Intermediaries to pay such Servicing Compensation.

As of January 1, 2008, Servicing Intermediaries paid by HASCO are: ADP Broker-Dealer, Inc.; A.G. Edwards; Alerus Financial; American Stock Transfer and Trust Company; CPI Qualified Plan Consultants, Inc; Expert Plan, Inc.; Gem Group L.P.; Hand Benefits & Trust, Inc.; Hewitt Associates LLC; Legette Actuaries, Inc.; Mid Atlantic Capital Corporation; MSCS Financial Services, LLC; The Newport Group.; Prudential Investment Management Services LLC & Prudential Investments LLC; QBC, Inc.; Reliance Trust company and SunGard Institutional Brokerage Inc. Other Servicing Intermediaries may be paid by HASCO in the future.
 OPENING AN ACCOUNT

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account. What this means for you: When you open a new account, you will be asked to provide your name, residential address, date of birth, social security number and other information that identifies you. You may also be asked to show your driver's license or other identifying documents.

For non-persons wishing to open an account or establish a relationship, Federal law requires us to obtain, verify and record information that identifies each business or entity. What this means for you: when you open an account or establish a relationship, we will ask for your business name, a street address and a tax identification number, that Federal law requires us to obtain. We appreciate your cooperation.

If the fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

NOTE FOR RETIREMENT PLAN PARTICIPANTS AND INVESTORS WHOSE SHARES ARE HELD BY FINANCIAL REPRESENTATIVES: If you hold your shares

THE HARTFORD MUTUAL FUNDS                                                     23

ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------


through a retirement plan or if your shares are held with a financial representative you will need to make transactions through the retirement plan administrator or your financial representative. Some of the services and programs described in this prospectus may not be available or may differ in such circumstances. In addition, the fund offered in this prospectus may not be available in your retirement plan. You should check with your retirement plan administrator or financial representative for further details.

1. Read this prospectus carefully.

2. Determine how much you want to invest. The minimum initial investment for the fund is as follows:

  -  non-retirement accounts: $1,000.

  -  retirement accounts: $1,000.

  - Automatic Investment Plans: $50 to open; you must invest at least $50 per month in the fund.

  -  subsequent investments: $50.

  -  529 Plans: Not subject to minimums.

Minimum investment amounts may be waived for certain retirement accounts and present or former officers, directors and employees and their families of The Hartford, Wellington Management and their affiliates, as well as for certain broker sponsored wrap-fee programs or at the transfer agents discretion.

3. Complete the appropriate parts of the account application including any privileges desired. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later. If you have questions and you hold the shares through a financial representative or retirement plan, please contact your financial representative or plan administrator. If you hold the shares directly with the fund, please call the transfer agent at the number shown below.

4. Make your initial investment selection. You or your financial representative can initiate any purchase, exchange or sale of shares.



                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 9140                 OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
         MINNEAPOLIS, MN 55480-9140                              PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




24                                                     THE HARTFORD MUTUAL FUNDS

 BUYING SHARES


ON THE WEB

  (WIRE        TO ACCESS YOUR ACCOUNT(S)
  GRAPHIC)
               - Visit www.hartfordinvestor.com

               - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.

               TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT

               - To purchase shares directly from your bank account, you must first add your banking information online, by selecting the Add Bank
                 Instructions function.
               - Once bank instructions have been established, click on "View
                 Account Detail" for the appropriate account. Select "Purchase
                 Shares" from the "Select Action" menu, next to the fund you want to purchase into.
               - Follow the instructions on the Purchase Shares Request pages to complete and submit the request.

               TO PURCHASE SHARES VIA AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

ON THE PHONE

  (PHONE       TO PURCHASE MUTUAL FUND SHARES DIRECTLY FROM YOUR BANK ACCOUNT
  GRAPHIC)
               - Verify that your bank/credit union is a member of the Automated
                 Clearing House (ACH) system.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between 9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - Tell The Hartford the fund name, your share class, account and the name(s) in which the account is registered and the amount of your investment.

               TO PURCHASE MUTUAL FUND SHARES VIA AN EXCHANGE FROM AN EXISTING
               HARTFORD MUTUAL FUND

               - Call your financial representative, plan administrator, or the transfer agent, at the number below to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     25

 BUYING SHARES



IN WRITING:
  WITH CHECK

  (CHECK       - Make out a check for the investment amount, payable to "The
  GRAPHIC)       Hartford Mutual Funds."
               - Complete the detachable investment slip from an account statement, or write a note specifying the fund name and share class, account number and the name(s) in which the account is registered.
               - Deliver the check and your investment slip, or note, to the address listed below.

                    The Hartford Mutual Funds
                    P.O. Box 9140
                    Minneapolis, MN 55480-9140

BY EXCHANGE


  (ARROW       - Write a letter of instruction indicating the fund names, share
  GRAPHIC)       class, account number, the name(s) in which the accounts are registered, and your signature.
               - Deliver these instructions to your financial representative or plan administrator, or mail to the address listed below.
                    The Hartford Mutual Funds
                    P.O. Box 64387
                    St. Paul, MN 55164-0387
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

BY WIRE


  (WIRE        - Instruct your bank to wire the amount of your investment to:
  GRAPHIC)          US Bank National Association
                    9633 Lyndale Ave S
                    Bloomington, MN 55420-4270
                    ABA #091000022,
                    credit account no: 1-702-2514-1341
                    The Hartford Mutual Funds Purchase Account
                    For further credit to: (Your name)
                    Hartford Mutual Funds Account Number:
                    (Your account number)
               Specify the fund name, share class, your account number and the name(s) in which the account is registered. Your bank may charge a fee to wire funds.







                  ADDRESS:                                  PHONE NUMBER:
         THE HARTFORD MUTUAL FUNDS                    1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR
          ST. PAUL, MN 55164-0387                                PLAN
                                                  ADMINISTRATOR FOR INSTRUCTIONS AND
                                                             ASSISTANCE.




26                                                     THE HARTFORD MUTUAL FUNDS

 SELLING SHARES ON THE WEB


TO ACCESS YOUR ACCOUNTS
               - Visit www.hartfordinvestor.com
  (CHECK       - Select Mutual Funds on the menu bar
  GRAPHIC)     - Log in by selecting Hartford Mutual Funds from the login section, enter your User Name and password, and select Login. First time users will need to create a user name and password by selecting the "Create User Name" link.
               Note: Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a
                     redemption request for these types of accounts online.

                 TO REDEEM SHARES DIRECTLY TO YOUR BANK ACCOUNT OR AS A CHECK
                 MAILED TO YOUR ADDRESS OF RECORD

               - Click on "View Account Detail" for the appropriate account. Select
                 "Redeem Shares" from the "Select Action" menu, next to the fund you want to redeem from.
               - To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases.
               - Follow the instructions on the Redeem Shares Request pages to complete and submit the request.

                 TO REDEEM SHARES AS AN EXCHANGE FROM AN EXISTING HARTFORD MUTUAL
               FUND

               - Click on "View Account Detail" for the appropriate account. Select
                 "Exchange Shares" from the "Select Action" menu, next to the fund you want to exchange from.
               - Follow the instructions on the Exchange Shares Request pages to complete and submit the request.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     27

BY LETTER
           In certain circumstances, you will need to make your request to sell
  [LET-    shares in writing. Requirements for the written requests are shown
  TER      below. A check will be mailed to the name(s) and address in which
  GRAPH-   the account is registered or otherwise according to your letter of
  IC]      instruction. Overnight delivery may be requested for a nominal fee.
           - Write a letter of instruction or complete a power of attorney indicating:
             - Fund name
             - Account number
             - Share class
             - The name(s) in which the account is registered
             - Date of birth
             - Residential address
             - Social Security number
             - Dollar value or the number of shares you wish to sell
           - Include all authorized signatures and any additional documents that may be required (see below).
           - Obtain a Medallion signature guarantee if*:
             - You are requesting payment by check of more than $1,000, to an address of record has changed within the past 30 days
             - You are selling more than $50,000 worth of shares
             - You are requesting payment other than by check mailed to the address of record and payable to the registered owner(s)
           - Mail the materials to the address below or to your plan
             administrator
           * Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




28                                                     THE HARTFORD MUTUAL FUNDS

ADDITIONAL DOCUMENT REQUIREMENTS FOR WRITTEN REQUESTS:

     IRAS (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL)
               - Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered
               - Indicate the amount of income tax withholding to be applied to your distribution.
     OWNERS OF CORPORATE OR ASSOCIATION ACCOUNTS:
               - Corporate resolution, certified within the past twelve months, including signature of authorized signer(s) for the account
     OWNERS OR TRUSTEES OF TRUST ACCOUNTS:
               - Signatures of the trustee(s)
               - Copies of the trust document pages, certified within the past twelve  months, which display the name and date of trust, along with the signature page.
     ADMINISTRATORS, CONSERVATORS, GUARDIANS, AND OTHER SELLERS OR IN SITUATIONS OF
     DIVORCE OR DEATH
               - Call 1-888-843-7824 for instructions
BY PHONE

               - Certain types of accounts may be redeemed by telephone. This is
  (PHONE         limited to non-retirement accounts or IRA plans where the
  GRAPHIC)       shareowner is age 59 1/2 or older. For circumstances in which you need to request to sell shares in writing, see "Selling Shares by
                 Letter."
               - Restricted to sales of up to $50,000 per shareowner any 7-day period.
               - Call the transfer agent to verify that the telephone redemption privilege is in place on an account, or to request the forms to add it to an existing account.
               - To place your order with a representative, call the transfer agent at the number below between 8 A.M. and 7 P.M. Eastern Time
                 (between 7 A.M. and 6 P.M. Central Time) Monday through Thursday and between  9:15 A.M. and 6 P.M. Eastern Time (between 8:15 A.M.
                 and 5 P.M. Central Time) on  Friday.
               - Complete transaction instructions on a specific account must be received in good order and confirmed by The Hartford Mutual Funds prior to 4 P.M. Eastern Time (3 P.M. Central Time) or the close of the NYSE, whichever comes first. Any transaction on an account received after the close of the NYSE will receive the next business day's offering price.
               - For automated service 24 hours a day using your touch-tone phone, call the number below.




                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.




THE HARTFORD MUTUAL FUNDS                                                     29

BY ELECTRONIC FUNDS TRANSFER (EFT) OR WIRE

               - Fill out the "Bank Account or Credit Union Information" section of
  (WIRE          your new account application or the "Bank or Credit Union
  GRAPHIC)       Information Form" to add bank instructions to your account.
               - EFT transactions may be sent for amounts of $50-$50,000. Funds from EFT transactions are generally available by the third to fifth business day. Your bank may charge a fee for this service.
               - Wire transfers of amounts of $500 or more are available upon request. Generally, the wire will be sent on the next business day. Your bank may charge a fee for this service.

BY EXCHANGE

               - Obtain a current prospectus for the fund into which you are
  (ARROW         exchanging by calling your financial representative or the
  GRAPHIC)       transfer agent at the number below.
               - Call your financial representative or the transfer agent to request an exchange.
               Note: The minimum amount when exchanging into a new fund is $1,000 per fund.

To sell shares through a systematic withdrawal plan, see "Additional Investor
Services" under Transaction Policies.





                 ADDRESS:                                  PHONE NUMBER:
          THE HARTFORD MUTUAL FUNDS                  1-888-THE-STAG (843-7824)
               P.O. BOX 64387                OR CONTACT YOUR FINANCIAL REPRESENTATIVE
           ST. PAUL, MN 55164-0387                            OR PLAN
                                                ADMINISTRATOR FOR INSTRUCTIONS AND
                                                            ASSISTANCE.





30                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

 VALUATION OF SHARES

The net asset value per share (NAV) is determined for each class of the fund as of the close of regular trading on the New York Stock Exchange ("NYSE") (typically 4:00 p.m. Eastern Time) on each business day that the NYSE is open. The net asset value for the fund is determined by dividing the value of the fund's net assets attributable to a class of shares by the number of shares outstanding for that class.

The fund (through certain Underlying Funds) generally use market prices in valuing portfolio securities. If market quotations are not readily available or are deemed unreliable, the fund (through certain Underlying Funds) will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Underlying Funds. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the exchange on which a portfolio security is principally traded but before the close of the NYSE that is expected to affect the value of the portfolio security. The circumstances in which the fund (through certain Underlying Funds) may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) for thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of securities principally traded on foreign markets, the fund (through certain Underlying Funds) uses a fair value pricing service approved by the Board of the Underlying Funds, which employs quantitative models to adjust for "stale" prices caused by the movement of other markets and other factors occurring after the close of the foreign exchanges but before the close of the NYSE. Securities that are principally traded on foreign markets may trade on days that are not business days of the fund. Because the NAV of the fund's shares is determined only on business days of the fund, the value of the portfolio securities of the fund that invests in foreign securities may change on days when a shareholder will not be able to purchase or redeem shares of the fund. Fair value pricing is subjective in nature and the use of fair value pricing by the fund (through certain Underlying Funds) may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using prevailing market values. There can be no assurance that the fund (through certain Underlying Funds) could obtain the fair value assigned to a security if it (through certain Underlying Funds) were to sell the security at approximately the time at which the fund determines its NAV per share.

Debt securities (other than short-term obligations and floating rate loans) held by the fund (through certain Underlying Funds) are valued on the basis of valuations furnished by an unaffiliated pricing service, which determines valuations for normal institutional size trading units of debt securities. Floating rate loans generally trade in over-the-counter markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system in accordance with procedures established by the Board of Directors of the Underlying Funds. Generally, the fund may use fair valuation in regards to debt securities when the fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Securities of foreign issuers and non-dollar securities are translated

THE HARTFORD MUTUAL FUNDS                                                     31

TRANSACTION POLICIES
--------------------------------------------------------------------------------


from the local currency into U.S. dollars using prevailing exchange rates.
 BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.
 EXECUTION OF REQUESTS

The fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordinvestor.com or consider sending your request in writing.

In unusual circumstances, the fund may temporarily suspend the processing of sell requests, or may postpone payment of redemption proceeds for up to three business days or longer, as allowed by federal securities laws.

Requests in "Good Order"

All purchase and redemption requests must be received by the funds in "good order". This means that your request must include:

- Name, date of birth, residential address, and social security number.

- The fund name, share class and account number.

- The amount of the transaction (in dollars or shares).

- Signatures of all owners exactly as registered on the account (for mail requests).

- Medallion signature guarantees (if required).

- Any supporting legal documentation that may be required.
 TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses have changed within the past 30 days.
 EXCHANGES

You may exchange shares of one fund for shares of the same class of any other Hartford Mutual Fund. The registration for both accounts involved must be identical. You may be subject to tax liability or sales charges as a result of your exchange. The funds reserve the right to amend or terminate the exchange privilege at any time, for any reason.

If you own Class I shares of the fund, please refer to the prospectus for these class share offerings for further information on the exchange privileges available to you.
 FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of fund shares by a fund shareholder can disrupt the management of the fund, negatively affect the fund's performance, and increase expenses for all fund shareholders. In particular, frequent trading (i) can force the fund's portfolio manager to hold larger cash positions than desired instead of fully investing the fund, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption

32                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when the fund (through certain Underlying Funds) invests in securities that are thinly traded (for example some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute the fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the fund.

The Board of Directors of the fund have adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund shareholders. The fund's policy is to discourage investors from trading in the fund's shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. The fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. The fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the revocation of exchange privileges, the fund may consider an investor's trading history in any of the funds, including the person's trading history in any accounts under a person's common ownership or control.

It is the policy of the fund to permit only two "substantive round trips" by an investor within any single fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into the same fund and a redemption of or an exchange out of the same fund in a dollar amount that the fund's transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the fund. When an additional transaction request for the fund is received within the 90-day period, the requested transaction will be rejected and the person requesting such transaction will be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader will be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the fund's transfer agent may terminate the registered representative's exchange and purchase privileges in the funds. Automatic programs offered by the fund such as dollar cost averaging and dividend diversification are exempt from the policy described above.

The fund's policies for deterring frequent purchases and redemptions of fund shares by a fund shareholder are intended to be applied uniformly to all fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the fund. Because the fund receives these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the fund is limited in its ability to identify or deter Excessive Traders or other abusive traders. The fund's procedures with respect to omnibus accounts are as follows: (1) Where HASCO is provided individual shareholder level transaction detail on a daily basis, HASCO shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where an intermediary will implement the Policy on behalf of HASCO, HASCO shall obtain an appropriate annual certification from such intermediary. (3) Where an intermediary has established reasonable internal controls and procedures (which may be more or less restrictive then those of the funds) for limiting exchange activity in a manner that serves the purposes of the funds' policy as determined by the Frequent

THE HARTFORD MUTUAL FUNDS                                                     33

TRANSACTION POLICIES
--------------------------------------------------------------------------------


Trading Review Committee (comprised of the funds' Chief Compliance Officer, Chief Legal Officer and a senior business leader of The Hartford), HASCO shall permit such intermediary to apply its procedures in lieu of those of the funds and obtain an appropriate annual certification. Finally, (4) where none of the foregoing occurs, HASCO shall monitor the accounts at an omnibus level and apply detection tools designed to identify suspicious trading patterns that warrant further review. In such cases, HASCO shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. In October 2007, new SEC rules became effective which require funds and intermediaries to enter into written agreements intended to promote transparency in omnibus accounts. As funds and intermediaries implement the requirements of the new rules, it is expected that the fund will be able to apply its frequent trading policies to omnibus accounts. Nonetheless, the fund's ability to identify and deter frequent purchases and redemptions of the fund's shares through omnibus accounts is limited, and the fund's success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of fund shares in this context depends significantly upon the cooperation of the financial intermediaries.

The use of fair value pricing can serve both to make the fund less attractive to market timers and to reduce the potential adverse consequences of market timing or abusive trading to other investors. Certain market timers seek to take advantage of pricing anomalies that can occur in fund shares resulting from the manner in which the NAV of the fund's shares is determined each day. Frequent trading in fund shares can dilute the value of long-term shareholders' interests in the fund if the fund calculates its NAV using closing prices that are no longer accurate. This can happen particularly in funds (through certain Underlying Funds) that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities. The fund's pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning the fund's fair value procedures, please refer to "Valuation of Shares."
 CERTIFICATED SHARES

Shares are electronically recorded and therefore share certificates are not issued.
 ACCOUNT CLOSINGS

There may be instances in which it is appropriate for your shares to be redeemed and your account to be closed. For additional information about when your shares may be redeemed and your account closed, please see the SAI under "Account Closings."
 SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the fund will not release the proceeds to you until your purchase payment clears. This may take up to 10 calendar days after the purchase.
 SPECIAL REDEMPTIONS

Although it would not normally do so, the fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities. When the shareholder sells portfolio securities received in this fashion, a brokerage charge would be incurred. Any such securities would be valued for the purposes of making such payment at the same value as used in determining net asset value. The fund, however, always redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the fund during any 90 day period for any one account.


34                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

 PAYMENT REQUIREMENTS

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to The Hartford Mutual Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that the fund or HIFSCO has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the fund on behalf of customers, by phone or other electronic means, with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.
 DIVIDENDS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS  In general, you will receive account statements as follows:

- after every transaction (except certain automatic payment and redemption arrangements and dividend or distribution reinvestment) that affects your account balances

- after any changes of name or address of the registered owner(s)

- in all other circumstances, every quarter during which there is activity in your account, and at least annually

Every year you will also receive the appropriate tax reporting forms for the type of account you choose and the activity in your account.

If, however, you are a participant in an employer-sponsored retirement plan or you hold your shares in the name of your broker, you will receive statements from your plan administrator or broker pursuant to their policies.

DIVIDENDS AND DISTRIBUTIONS The fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Dividends from the net investment income of the fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends and distributions received from the fund are automatically reinvested in additional full or fractional shares of the fund.

If you elect to receive quarterly dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. Please call the fund for assistance in establishing electronic funds transfer transactions at 1-888-843-7824.

TAXABILITY OF DIVIDENDS Dividends and distributions you receive from the fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The lower tax rates on qualified dividend income and long-term capital gains are currently scheduled to expire after 2010.

Some dividends paid in January may be taxable as if they had been paid the previous December. Distributions received from an Underlying Fund generally will be treated as ordinary income of the fund if paid from the Underlying Fund's ordinary income or short-term capital gains. Distributions paid from an Underlying Fund's long-term capital gains, however, generally will be treated by the fund as long-term capital gains. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations and for individuals a portion of dividend from

THE HARTFORD MUTUAL FUNDS                                                     35

TRANSACTION POLICIES
--------------------------------------------------------------------------------


ordinary income may be qualified dividend income.

TAXABILITY OF TRANSACTIONS Unless your shares are held in a qualified retirement account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction which will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. See your tax advisor if you sell shares held for less than six months at loss within 60 days of receiving a long-term capital gain distribution from the fund.

The fund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to you if you fail to provide the fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. Non-resident aliens and other foreign shareholders will generally be subject to U.S. tax withholding on distributions paid to the fund.

The fund may be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien and you are claiming reduced withholding under a tax treaty and there is no applicable tax treaty, if you have not properly completed and signed the appropriate IRS Form W-8, or you do not provide us with your Individual Taxpayer Identification Number (ITIN). If you are a non-resident alien and you are requesting a reduced tax withholding rate, you must give us your ITIN. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status.

INFLATION-PROTECTED DEBT SECURITIES Periodic adjustments for inflation to the principal amount of an inflation-protected debt security may give rise to original issue discount, which will be includable in the fund's gross income. Due to original issue discount, the fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the fund (through an Underlying Fund) to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-protected debt security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as return of capital.

Distributions from the fund may also be subject to state, local and foreign taxes. You should consult your own tax adviser regarding the particular tax consequences of an investment in the fund.
 ADDITIONAL INVESTOR SERVICES

ELECTRONIC TRANSFERS THROUGH AUTOMATED CLEARING HOUSE ("ACH") allow you to initiate a purchase or redemption for as little as $50 per fund or as much as $50,000 per fund between your bank account and fund account using the ACH network. Sales charges and initial purchase minimums apply.

AUTOMATIC INVESTMENT PLAN (AIP) lets you set up regular investments from your bank account to the fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Funds Automatic Investment form.

- If you are using AIP to open an account, you must invest a minimum of $50 per month into each fund.

SYSTEMATIC WITHDRAWAL PLAN may be used for routine bill payments or periodic withdrawals from your account. To establish:

- Make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more per fund.


36                                                     THE HARTFORD MUTUAL FUNDS

                                                            TRANSACTION POLICIES
--------------------------------------------------------------------------------

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you, because of sales charges).

- Specify the Payee(s). The payee may be yourself or any other party and there is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner.

- Determine the schedule: monthly, quarterly, semi-annually, annually or in certain selected months.

- Fill Out the Relevant Part of the Account Application. To add a systematic withdrawal plan to an existing account, contact your financial representative or the transfer agent.

DOLLAR COST AVERAGING PROGRAMS (DCA) let you set up monthly or quarterly exchanges from one fund to the same class of shares of another fund. To establish:

- Complete the appropriate parts of your account application, or if this is an IRA account, complete the Mutual Fund Dollar Cost Averaging form.

- Be sure that the amount is for $50 or more per fund.

- Be sure that the accounts involved have identical registrations.

AUTOMATIC DIVIDEND DIVERSIFICATION (ADD) lets you automatically reinvest dividends and capital gains distributions paid by one fund into the same class of another fund. To establish:

- Fill out the relevant portion of the account application.

- Be sure that the accounts involved have identical registrations.

RETIREMENT PLANS The Hartford Mutual Funds offer a range of retirement plans, including traditional and Roth IRAs, SIMPLE plans, SEPs and 401(k) plans. Using these plans, you can invest in any fund offered by The Hartford Mutual Funds. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

DUPLICATE ACCOUNT STATEMENTS You may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

DUPLICATE COPIES OF MATERIALS TO HOUSEHOLDS. Generally the fund will mail only one copy of each prospectus, annual and semi-annual report to shareholders having the same last name and address on the fund's records. The consolidation of these mailings, called householding, benefits the fund through reduced mailing expenses.

If you want to receive multiple copies of these materials, you may call us at 1-888-843-7824. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you commencing within 30 days after we receive your request to stop householding.



THE HARTFORD MUTUAL FUNDS                                                     37

                    [This page is intentionally  left blank]

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The financial highlights table for the fund is intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table for the fund represent the rate that an investor would have earned, or lost, on an investment in the fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2007 has been derived from the financial statements audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the fund's financial statements and financial highlights, is included in the annual report which is available upon request.


THE HARTFORD MUTUAL FUNDS                                                     39

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                                   -- SELECTED PER-SHARE DATA(A) --
                 ---------------------------------------------------------------------------------------------------




                                                       NET
                                                     REALIZED
                                                       AND                              DISTRIBUTIONS
                 NET ASSET      NET                 UNREALIZED     TOTAL     DIVIDENDS       FROM
                  VALUE AT  INVESTMENT   PAYMENTS      GAIN        FROM      FROM NET      REALIZED    DISTRIBUTIONS
                 BEGINNING    INCOME    FROM (TO)   (LOSS) ON   INVESTMENT  INVESTMENT     CAPITAL          FROM
                 OF PERIOD    (LOSS)    AFFILIATE  INVESTMENTS  OPERATIONS    INCOME        GAINS         CAPITAL
                 ---------  ----------  ---------  -----------  ----------  ----------  -------------  -------------
THE HARTFORD CHECKS AND BALANCES FUND
  From (commencement of operations) May 31, 2007, through October 31, 2007
  Class A......    $10.00      $0.05       $--        $0.51        $0.56      $(0.05)        $--            $--
  Class B......     10.00       0.03        --         0.49         0.52       (0.03)         --             --
  Class C......     10.00       0.03        --         0.49         0.52       (0.03)         --             --
                   -- SELECTED PER-SHARE DATA(A) --
                 ------------------------------------
                                    NET
                                 INCREASE
                                (DECREASE)  NET ASSET
                                  IN NET     VALUE AT
                     TOTAL         ASSET      END OF
                 DISTRIBUTIONS     VALUE      PERIOD
                 -------------  ----------  ---------

THE HARTFORD CHECKS AND BALANCES FUND
  From (commencement of operations) May
     31, 2007, through October 31, 2007
  Class A......      $(0.05)       $0.51      $10.51
  Class B......       (0.03)        0.49       10.49
  Class C......       (0.03)        0.49       10.49


--------
(a) Information presented relates to a share of capital stock outstanding throughout the indicated period.
(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(c) Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(d) Ratios do not include fees paid indirectly. (See page 42 for impact on ratios)


40                                                     THE HARTFORD MUTUAL FUNDS

--------------------------------------------------------------------------------

                                     -- RATIOS AND SUPPLEMENTAL DATA --
      -----------------------------------------------------------------------------------------------

                                   RATIO OF        RATIO OF        RATIO OF
                                   EXPENSES        EXPENSES        EXPENSES
                                  TO AVERAGE      TO AVERAGE      TO AVERAGE
                                  NET ASSETS      NET ASSETS      NET ASSETS
                                    BEFORE           AFTER           AFTER       RATIO OF
                                  WAIVERS AND     WAIVERS AND     WAIVERS AND       NET
                    NET ASSETS  REIMBURSEMENTS  REIMBURSEMENTS  REIMBURSEMENTS  INVESTMENT
                      AT END     AND INCLUDING   AND INCLUDING   AND EXCLUDING   INCOME TO  PORTFOLIO
        TOTAL        OF PERIOD     INTEREST        INTEREST        INTEREST       AVERAGE    TURNOVER
      RETURN(b)       (000'S)     EXPENSE(d)      EXPENSE(d)      EXPENSE(d)    NET ASSETS   RATE(c)
      ---------     ----------  --------------  --------------  --------------  ----------  ---------



         5.56%(f)    $172,572        0.43%(e)        0.43%(e)        0.43%(e)      1.77%(e)     --
         5.24(f)       19,750        1.26(e)         1.25(e)         1.25(e)       0.96(e)      --
         5.23(f)       55,105        1.18(e)         1.18(e)         1.18(e)       1.02(e)      --



(e)    Annualized.
(f)    Not annualized.


THE HARTFORD MUTUAL FUNDS                                                     41

FEES PAID INDIRECTLY
--------------------------------------------------------------------------------

The ratio of expenses to average net assets in the financial highlights excludes fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratios for the periods listed below would have been as follow:

FUND                                                                   YEAR ENDED
----                                                                OCTOBER 31, 2007
                                                                    ----------------
CHECKS AND BALANCES FUND
Class A Shares                                                            0.43%(S)
Class B Shares                                                            1.25%(S)
Class C Shares                                                            1.18%(S)


--------

(S) From May 31, 2007 (commencement of operations), through October 31, 2007.


42                                                     THE HARTFORD MUTUAL FUNDS

                                              FUND CODE, CUSIP NUMBER AND SYMBOL

--------------------------------------------------------------------------------


                                              CLASS   FUND     CUSIP
NAME                                         SHARES   CODE     NUMBER    SYMBOL
----                                         ------   ----   ---------   ------
The Hartford Checks and Balances Fund        A        1591   41664L740   HCKAX
The Hartford Checks and Balances Fund        B        1592   41664L732   HCKBX
The Hartford Checks and Balances Fund        C        1593   41664L724   HCKCX




THE HARTFORD MUTUAL FUNDS                                                     43

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Two documents are available that offer further information on The Hartford Mutual Funds:
 ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional information about the fund is contained in the financial statements and portfolio holdings in the fund's annual and semi-annual reports. In the fund's annual report you will also find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year, as well as the independent registered public accounting firm's report.
 STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information on the fund.

A current SAI and annual report have been filed with the Securities and Exchange Commission and are incorporated by reference into (which means they are legally a part of) this prospectus.

The fund makes available this prospectus, its SAI and annual/semi-annual reports free of charge, on the fund's website at www.hartfordinvestor.com.

To request a free copy of the current annual/semi-annual report for the fund and/or the SAI or for shareholder inquiries or other information about the fund, please contact the fund at:
 BY MAIL:

The Hartford Mutual Funds
P.O. Box 64387
St. Paul, MN 55164-0387

(For overnight mail)
The Hartford Mutual Funds
500 Bielenberg Drive
Woodbury, MN 55125-1400
 BY PHONE:

1-888-843-7824
 ON THE INTERNET:

www.hartfordinvestor.com

Or you may view or obtain these documents from the SEC:
 IN PERSON:

at the SEC's Public Reference Room in Washington, DC

Information on the operation of the SEC's public reference room may be obtained by calling 1-202-942-8090.
 INVESTING IN MUTUAL FUNDS:

Shareholders can obtain additional information about investing, including information about investing in mutual funds, on the SEC's Investor Education Web Site at http://www.sec.gov/investor.shtml and through the FINRA's Investor Information Web Site at http://www.finra.org/InvestorInformation/index.htm. To obtain additional information about the expenses associated with investing in mutual funds, the SEC provides a Mutual Fund Cost Calculator, available at http://www.sec.gov/investor/tools/mfcc/mfcc-intsec.htm; and FINRA provides a Mutual Funds and ETF Expense Analyzer, available at http://apps.finra.org/investor_Information/ea/1/mfetf.aspx.
 BY MAIL:

Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Requests which are made by mail require the payment of a duplicating fee to the SEC to obtain a document.
 ON THE INTERNET OR BY E-MAIL:

Internet:  (on the EDGAR Database on the SEC's internet site) www.sec.gov

E-Mail:  publicinfo@sec.gov

Requests which are made by e-mail require the payment of a duplicating fee to the SEC to obtain a document.

SEC FILE NUMBER:
The Hartford Mutual Funds, Inc. 811-07589